Subsequent Event (Notes)	6 Months Ended
Jun. 30, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
SUBSEQUENT EVENTS
Acquisition of ecoATM, Inc.,
On July 1, 2013, Outerwall Inc., entered into an agreement and plan of merger (the “Agreement”) with ecoATM, Inc., a Delaware corporation (“ecoATM”) that provides an automated self-serve kiosk system to purchase used mobile phones, tablets and MP3 players for cash.
The total purchase price for ecoATM was approximately $350.0 million (which covered payoff of certain indebtedness and certain transaction costs), subject to certain adjustments including for working capital. Payment of the total purchase price was in cash and took into account Outerwall’s current 23% equity interest in ecoATM for which no cash payment was made resulting in a cash payment of $262.9 million upon closing, which includes certain purchase adjustments for working capital.
On July 23, 2013 all necessary approvals were obtained and the acquisition was completed. As a part of purchase accounting, our previously held equity interest will be remeasured at fair value with the difference between the fair value and carrying value recorded as a gain within our Consolidated Statements of Comprehensive Income.
Borrowings Under Line of Credit
On July 22, 2013, we drew $100.0 million under our revolving line of credit to fund the acquisition of ecoATM.